THE SARATOGA ADVANTAGE TRUST

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

CLASS I SHARES	(Ticker: GRRIX)
CLASS A SHARES	(Ticker: GRRAX)
CLASS C SHARES	(Ticker: GRRCX)

Supplement dated April 19, 2016 to the Prospectus

Dated December 29, 2015 (the “Prospectus”)

Shareholder Approval of the New Investment Advisory Agreement

The information contained in the section entitled “PORTFOLIO SUMMARY”, sub-section “Manager” located on page 9 of the Prospectus and in the section entitled “MANAGEMENT OF THE PORTFOLIO”, sub-section “The Manager” beginning on page 21 of the Prospectus is updated as follows:

At a special meeting of shareholders held on April 4, 2016, shareholders of the James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”) approved the Advisory Agreement with the Manager that had been approved by the Board of Trustees.

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Please retain this supplement for future reference.

THE SARATOGA ADVANTAGE TRUST

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

CLASS I SHARES	(Ticker: GRRIX)
CLASS A SHARES	(Ticker: GRRAX)
CLASS C SHARES	(Ticker: GRRCX)

Supplement dated April 19, 2016 to the Statement of Additional Information

Dated December 29, 2015 (the “SAI”)

Shareholder Approval of the New Investment Advisory Agreement

The information contained in the section entitled “MANAGEMENT AND OTHER SERVICES”, sub-section “The James Alpha Real Return Portfolio” beginning on page 60 of the SAI is updated as follows:

At a special meeting of shareholders held on April 4, 2016, shareholders of the James Alpha Global Enhanced Real Return Portfolio approved the Advisory Agreement with the Manager that had been approved by the Board of Trustees.

This Supplement updates and supersedes any contrary information contained in the SAI.

Please retain this supplement for future reference.